                                                                   EXHIBIT 10.20
                               SUBLEASE AGREEMENT

         THIS SUBLEASE AGREEMENT (this "Agreement") is made this 31 day of January 2000, by and between TOTALTEL FLORIDA, INC., a New Jersey corporation, having an address of 150 Clove Road, 8th Floor, Little Falls, New Jersey 07424 (the "Lessor") and AXISTEL GLOBAL NETWORK SERVICES INC., a Delaware corporation, having an address of One Evertrust Plaza, 8th Floor, Jersey City, New Jersey 07302 (the "Lessee").

                                   WITNESSETH

         WHEREAS, Lessor, as lessee, entered into that certain Lease Agreement dated February 6, 1998 (the "Prime Lease"), with Mosta Corporation, Inc., a Florida corporation (the "Original Overlessor"), whereby Lessor leased from the Original Overlessor certain premises consisting of approximately 4,959 square feet on the Penthouse floor in the building commonly known as the "Courthouse Plaza" located at 28 W. Flagler Street, Miami, Florida 33130, as more particularly described in Exhibit "A" attached hereto (the "Premises"), to which Prime Lease reference is hereby made as if the same were herein set forth at length; and

         WHEREAS, 28 Partners Ltd., a Florida limited partnership (the "Overlessor") is the successor-in-interest to Original Overlessor and the holder of the interest of the "lessor" under the Prime Lease; and

         WHEREAS, Lessee has requested that Lessor sublet the Premises to Lessee; and

         WHEREAS, Lessor has agreed to sublet the Premises to Lessor pursuant to the terms and conditions contained herein; and

         WHEREAS, Overlessor simultaneously consents to this Agreement as evidenced by its execution of the Overlessor's Consent to this Agreement, in the form attached hereto as Exhibit "C".

         NOW, THEREFORE, for and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The initial capitalized terms used herein shall have the same meaning given such terms in the Prime Lease, unless otherwise defined or unless the context otherwise indicates.

     2. Lessor hereby subleases to Lessee the Premises for a term commencing as of January 1, 2000 and expiring on January 30, 2013 pursuant to the same terms and conditions as set forth in the Prime Lease, except as otherwise set forth in this Agreement.

     3. This Agreement is subject and subordinate to the Prime Lease. Except as may be inconsistent with the terms hereof or otherwise modified herein, all the terms, covenants and conditions contained in the Prime Lease shall be applicable to this Agreement with the same force and effect as if Lessor were the lessor under the Prime Lease and Lessee were the lessee thereunder; and in case of any breach hereof by Lessee, Lessor shall have all the rights against Lessee as would be available to the lessor against the lessee under the Prime Lease if such breach were by the lessee thereunder. Lessor represents and warrants to Lessee that: (i) the Prime Lease has not been amended, modified, extended or renewed, whether verbally or in writing; (ii) no default on the part of Lessor exists as of the date hereof under the Prime Lease; (iii) no circumstances or state of facts exist which would give Overlessor the right to declare Lessor in default under the Prime Lease; and (iv) provided that Lessee is not in default hereunder, Lessor shall maintain the Prime Lease in full force and effect during the term of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, Lessor shall remain primarily liable for the obligations and responsibilities of the lessee under the Prime Lease.

     4. As between Lessor and Lessee, with respect to the Premises, Lessee shall perform all of the obligations of Lessor under the Prime Lease. In the event that Lessee does not perform any such obligation, Lessor may perform such obligation and Lessee shall immediately pay to

Lessor any costs incurred by Lessor in the performance of such obligation. In the event that neither Lessor nor Lessee performs any such obligation, Overlessor may, but shall not be required to, perform such obligation and Lessee shall immediately pay to Overlessor any costs incurred by Overlessor in the performance of such obligation. Lessee shall neither do nor permit anything to be done which would cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the lessor under the Prime Lease. Any failure of Lessee to comply with the requirements of this Section 4 shall be a default under this Agreement.

     5. Lessee represents that it has read and is familiar with the terms of the Prime Lease.

     6. Commencing as of January 1, 2000, Lessee shall, without offset, notice or deduction, make all payments of Base Rental, Lessor's pro rata share of any increase in the direct operating costs of the Building, and any other payments required to be made by Lessor under the Prime Lease to Lessor at such times and in such manner as Lessor is required to make such payments to Overlessor as provided in the Prime Lease at the Lessor's address as set forth in Paragraph 18 below. Notwithstanding the foregoing, Lessee shall not receive the benefit of the monthly rental payment credits given to Lessor by Overlessor under Section 2 of the Prime Lease. Throughout the term of this Agreement, Lessee shall make all rental payments to Lessor when due, in the amounts required by the Prime Lease, without regard to any monthly rental payment credits described in the Prime Lease. Lessee shall also pay all Florida sales taxes or other taxes payable on any amounts required to be paid under this Agreement.

     7. Lessee acknowledges that Lessor's current use of the Premises and Lessee's proposed use of the Premises under this Agreement involve the use of electric current which is in excess of the electric current for normal and customary usage for existing tenants in Courthouse Plaza. Lessee shall make such improvements to the electrical system of the Premises as are necessary to separately submeter the Premises from the remainder of the space in Courthouse Plaza so that all electric current usage to the Premises shall be separately billed to Lessee and not to Overlessor. Lessee shall timely pay all costs and expenses billed to Lessee by the entity providing electrical service to the Premises.

     8. Simultaneous with the execution of this Agreement by Lessee, Lessee shall pay to Overlessor in the form of a cashier's check the sum of $53,309.28 (the "Security Deposit"), which shall be held by Overlessor as security for the faithful performance by Lessee of its obligations under this Agreement. Upon the annual rent adjustment as set forth in Section 3 of the Prime Lease, Lessee agrees to pay to Overlessor any additional amount necessary to increase the Security Deposit to an amount equal to six (6) months' rent at adjusted amount; provided that in no event shall the Security Deposit be reduced to an amount less than the amount held immediately prior to the annual rent adjustment. Overlessor shall hold the Security Deposit in a manner and for reasons similar to those set forth in Section 19 of the Prime Lease; provided that with respect to the Security Deposit described herein, any references in Section 19 to "Tenant" shall be deemed references to Lessee and any references to the "Lease" shall be deemed to include this Agreement. Lessee acknowledges and agrees that, upon receipt of written notice from Overlessor stating that Lessee is in default of the Agreement, Overlessor may use the Security Deposit or an appropriate portion thereof for the payment of any rent, charges or other amounts then due to Overlessor under the Prime Lease or this Agreement. Said use of the Security Deposit for any reason pursuant to the provisions of the Prime Lease or of this Agreement will not reduce or mitigate the obligations of either Lessor or Lessee under the Prime Lease or this Agreement. In the event that Overlessor applies the Security Deposit in whole or in part against a default by Lessee, Lessee shall, upon written demand by Overlessor, deposit sufficient additional funds with Overlessor to replenish and restore the Security Deposit to the amount held by Overlessor immediately prior to Overlessor's application of the Security Deposit to Lessee's default. Overlessor shall be solely responsible for holding and maintaining the Security Deposit in accordance with this Agreement and Lessee agrees that it shall look solely to Overlessor for the return of the Security Deposit.

     9. Lessor and Lessee acknowledge and agree that the Premises shall be delivered to Lessee in "AS IS" condition, and Lessor makes no representations or warranties concerning the

Premises except as may be specifically set forth in this Agreement. Lessee acknowledges and agrees that Lessor shall not be deemed in default of this Agreement as the result of the failure of Overlessor to perform the obligations of Overlessor under the Prime Lease.

     10. Lessee shall not make any improvements to the Premises without the written consent of Lessor and Overlessor. Lessor's consent to any improvements may be conditioned upon Overlessor's consent to such improvements.

     11. In the event that Lessee desires to make structural alterations to the Premises, Lessee shall provide to Lessor and Overlessor written certification (the "Certification") from a structural engineer ("Lessee's Structural Engineer"), duly licensed by the State of Florida, and reasonably insured as determined by Overlessor, that Lessee's actual or proposed improvements to the Premises and Lessee's actual or proposed placement of equipment in the Premises shall be in accordance with (i) all governmental laws and regulations applicable to the Courthouse Plaza building and (ii) all structural standards and limitations of the Courthouse Plaza. The Certification shall include, without limitation, a statement that Lessee's placement of equipment in the Premises shall not be in excess of the Premises' ability to bear the load of such equipment. Lessee shall not place a load upon any part or all of any floor of the Premises exceeding the floor load per square foot for said part or all which such floor was designed to carry and which is allowed by law. Lessee shall not move any safe, heavy equipment, business machines, freight, bulky matter or fixtures (collectively, "Heavy Items") into or out of the Premises without Overlessor's prior consent (which consent shall not be unreasonably withheld or delayed, provided Landlord receives a certification letter from Lessee's Structural Engineer, general contractor or architect stating that such Heavy Items shall not exceed the floor load capacity of the area of the Premises upon which such item or items will be placed and Lessee complies with Overlessor's reasonable requirements for weight distribution and movement of such items in and out of the Premises), and if Landlord's consent is granted, then Lessee shall only move such Heavy Items in accordance with Landlord's reasonable rules and regulations therefor. If such Heavy Items require special handling, Lessee shall employ only persons holding a Master Rigger's license to do such work.

     12. Lessor shall allow Lessee to use all of Lessor's equipment within the Premises identified in the inventory attached hereto as Exhibit "D" and made a part hereof. Lessee acknowledges that such equipment is owned by Lessor and Lessee has no ownership rights to such equipment. Gas, electricity and or other fuel for, and cleaning, insurance, repairs, maintenance and replacement of this or any equipment and appurtenances located on the Premises shall be the sole responsibility of Lessee. Lessee hereby acknowledges acceptance of the equipment in good working order, and warrants that Lessee shall maintain the equipment in good working order throughout the term of this Agreement and that Lessee shall return the equipment in good working order at the termination of this Agreement, reasonable wear and tear excepted with regard to the time period of utilization.

     13. Lessee agrees that Lessor may continue to maintain on the premises, without charge, cost, rent or payment to Lessee of any kind, for the term of this Agreement, in Lessor's discretion, the equipment (the "Lessor's Equipment") owned by Lessor identified in Exhibit "E" attached hereto and made a part hereof. For the purpose of maintaining the Lessor's Equipment, Lessor shall be permitted access to the Premises and to the Lessor's Equipment during regular business hours and during non-regular business hours for emergency purposes. Lessee shall, at Lessee's sole cost and expense, provide AC/DC power connected to an uninterrupted power supply (UPS), as needed, to the Lessor's Equipment, adequate HVAC and access to cross-connect facilities to MFS, Teleport and other comparable facilities as installed.

     14. Lessee shall not assign this Agreement or sublet all or any portion of the Premises without the prior written consent of both Lessor and Overlessor, which consent shall not be unreasonably withheld as set forth in Section 13 of the Prime Lease.

     15. In the event of a casualty, condemnation or other event described in the Prime Lease wherein Lessor would have the right to terminate the Prime Lease, Lessor shall have the right to terminate the Prime Lease without liability to Lessee and in the event of any such termination, this Agreement shall terminate effective as of the effective termination date of the Prime Lease.

     16. Lessee shall indemnify, defend and hold harmless Lessor and Overlessor, their respective subsidiaries, affiliates, officers, directors, shareholders, partners, employees, managers, independent contractors, attorneys and agents from and against any and all claims, demands, causes of action, judgments, costs and expenses, and all losses and damages arising from or related to (i) any act or omission of Lessee, its employees, agents, invitees or licensees, which causes, directly or indirectly, a breach of the Prime Lease, or (ii) Lessee's breach of this Agreement.

     17. All prior understandings and agreements between the parties are merged within this Agreement, which alone fully and completely sets forth the understanding of the parties; and this Agreement may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the charge or termination is sought. Notwithstanding anything contained herein to the contrary, the Prior Lease shall remain in full force and effect.

     18. Any notice or demand which either party may or must give to the other hereunder shall be in writing and delivered personally or sent by registered mail addressed, if to Lessor, as follows:



             TotalTel Florida, Inc.
             150 Clove Road, 8th Floor
             Little Falls, New Jersey 07424
             Attention: Karen Ryan, Vice President of
                        Administration

       and if to Lessee, as follows:

             Axistel Global Network Services Inc.
             One Evertrust Plaza, 8th Floor
             Jersey City, New Jersey 07302
                                    Attention:  Contracts Administrator

     Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

     19. In the event of any conflict between the provisions of this Agreement and the provisions of the Prime Lease, the provisions of the Prime Lease shall prevail.

     20. The covenants and agreements herein contained shall bind and inure to the benefit of Lessor, the Lessee, and their respective successors and assigns.

     21. This Agreement shall be effective as of the date Overlessor executes the Overlessor's Consent attached to and incorporated into this Agreement.





[The remainder of this page is intentionally left blank. Signatures are on the following page.]







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     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first above written.



                                          LESSOR:

                                          TOTALTEL FLORIDA, INC., a New Jersey
                                          corporation



                                          By: /s/ THOMAS P. GUNNING
----------------------------------           ----------------------------------
Print Name:                               Print Name: Thomas P. Gunning
           -----------------------                   --------------------------
                                          Title: Treasurer/Secretary
                                                -------------------------------

----------------------------------
Print Name:
           -----------------------




                                          LESSEE:
                                          AXISTEL GLOBAL NETWORK
                                          SERVICES INC., a Delaware corporation



                                          By: /s/ SAM LITWIN
----------------------------------           ----------------------------------
Print Name:                               Print Name: Sam Litwin
           -----------------------                   --------------------------
                                          Title: CEO
                                                -------------------------------


----------------------------------
Print Name:
           -----------------------





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

                                   EXHIBIT "A"
                                   PRIME LEASE



                                LEASE AGREEMENT

         THIS AGREEMENT, entered into this 6th day of February, 1998, by and between MOSTA CORPORATION, INC., a Florida Corporation, hereinafter referred to as "LANDLORD", whose business address is 28 West Flagler Street, Suite 303, Miami, Florida 33130, and TOTALTEL FLORIDA, INC., a New Jersey Corporation, hereinafter referred to as "TENANT", whose business address is 150 Clove Road, Little Falls New Jersey 07424.

         WITNESSETH, that the LANDLORD does hereby devise and lease unto said TENANT, and TENANT does hereby hire and take as tenant under and from said LANDLORD, the following described space and premises, hereinafter referred to as the leased premises, to-wit:

         Space designated as the Penthouse Floor, comprising approximately
         4,959 square feet, more or less, being on the Penthouse Floor, in the Courthouse Plaza, located at 28 W. Flagler Street, City of Miami, State of Florida, hereinafter referred to as the "Building", subject to and conditioned upon all of the term, provisions and conditions of this lease.

         1. TERM: TENANT to have and to hold the above described premises subject to the provisions and conditions of the Lease, for the term of fifteen
(15) years, commencing on the lst day of February, 1998 and terminating on the 31st day of January, 2013.

         2. RENT: TENANT hereby covenants and agrees to pay, without deduction, diminution or set-off, together with any and all sales and use taxes levied upon the use and occupancy of the leased premises, during the term hereof, to the LANDLORD, in advance and beginning on the commencement date of this Lease and on the first day of each and every month thereafter, for the annual rent of ONE HUNDRED SIX THOUSAND SIX HUNDRED EIGHTEEN AND 50/100 ($106,618.50) DOLLARS, lawful money of the United States, hereinafter sometimes referred to as "Base "Rent" or "Base Rental" in equal monthly installments of EIGHT THOUSAND EIGHT HUNDRED EIGHTY FOUR AND 88/100 ($8,884.88) DOLLARS, plus applicable taxes, in advance, to LANDLORD at its principal office or that of its agent (or at any other place designated in writing by LANDLORD). Monthly base rent will be adjusted annually in the manner set forth in Paragraph Three. If TENANT'S possession commences on other than the first day of the month, TENANT shall occupy the leased premises under the terms, conditions, and provisions of this Lease, and the prorata portion of the monthly rent for said month shall be paid and the term of this Lease shall commence on the first day of the month following that in which possession is given. A service charge of three percent (3%) of the delinquent rent or a minimum charge of Twenty Five ($25.00) Dollars, whichever shall be the greater, may be assessed on the payment of rent received after the due date thereof. A service charge of Twenty Five ($25.00) will be assessed or handling of any returned check.

         TENANT shall not be required to make any rental payment for the month of February, 1998. TENANT'S initial rental payment shall be applied to the monthly rental payment due on March 1, 1998.

         TENANT shall have five (5) day grace period in which to make the monthly rental payments due under this Lease.

         LANDLORD agrees to give a rent credit to TENANT, in the total amount of SEVENTY FIVE THOUSAND ($75,000.00) DOLLARS, which rent credit shall be given to TENANT based upon the following schedule:

         (a) TENANT shall not be required to pay the monthly rental payment to LANDLORD, in the monthly amount of EIGHT THOUSAND EIGHT HUNDRED EIGHTY FOUR and 88/100 ($8,884.88) DOLLARS which is due on March 1, 1998, April 1, 1998, and May 1, 1998.

         (b) TENANT shall not be required to pay the monthly rental payment to LANDLORD, which is due on February 1, 1999, March 1, 1999, and April 1, 1999.

         (c) TENANT shall not be required to pay the monthly rental payment to LANDLORD, which is due on February 1, 2000, and March 1, 2000.

         (d) After deducting amount of the monthly rental payment credits set forth in paragraphs (a), (b) and (c) hereinabove from the SEVENTY FIVE THOUSAND ($75,000.00) DOLLAR rental credit due TENANT, any remaining rental credit due TENANT shall be deducted from the rental payment due LANDLORD on April 1, 2000. The balance of the April 1, 2000 rental payment due LANDLORD shall be due and payable to LANDLORD.

         3. ANNUAL RENT ADJUSTMENT: The monthly base rent for each twelve month period subsequent to the first complete twelve month period occurring during the term of this Lease or any renewal thereof shall be computed by multiplying the base rent, as set forth in Paragraph Two, by a fraction whose numerator shall be the number reported by the U.S. Department of Labor, Bureau of Labor Statistics as the Revised Urban Wage Earners and Clerical Workers Index for the third month prior to the respective anniversary date and whose denominator shall be the number supplied for the third month prior to the commencement date of the Lease, provided that in no event shall such rent be less than the rent paid by TENANT for each twelve (12) month period of this Lease immediately prior to each anniversary date of this Lease.

         The LANDLORD shall notify the lessee of the adjusted monthly base rent, in writing, if such adjustment occurs. The TENANT agrees to pay the adjusted monthly base rent, together with any applicable taxes, on the first day of each and every month for the following twelve (12) month period.

         In the event the Bureau of Labor Statistics changes the form or the basis of calculating the Index, the parties agree that the burden shall be upon the LANDLORD to select the new Index to be used. The new Index selected by LANDLORD shall be an index comparable to the Index set forth hereinabove.

         TENANT'S annual rental payment due LANDLORD for each subsequent year that this lease shall be in effect shall be capped at a maximum of a three (3%) percent increase annually based upon the amount of the prior years rental payment.

         4. PRO RATA SHARE OF INCREASE IN OPERATING COSTS: (a) In addition to the "Base Rental" described above, each calendar year the TENANT is required to pay his pro rata share of any increase in the direct operating costs of the Building. The TENANT'S pro rata share of any increase in direct operating costs is known herein as "additional rent". (b) The amount of increase in direct operating costs for each calendar year (January 1 to December 31) shall be computed by comparing the cost during that year with the costs incurred during the "Base Year". The Base Year shall be 1998. TENANT'S prorata share of any increase is hereby fixed at 7.96% percent.

         4.1. PRO RATA SHARE: The pro rata share of the increase in direct operating costs to be charged to TENANT shall be pro rated based upon the number of square feet leased by the TENANT as it related to the whole leaseable square footage of the Building. In the event part of the Building is unoccupied during the Base Year or any subsequent calendar year, the direct operating costs shall be adjusted so as to reflect operating costs of the Building as though fully occupied and the computation of increase shall be based upon such adjusted costs.

         4.2. DIRECT OPERATING COSTS: Direct operating costs shall include taxes and assessments, janitorial, guard and maintenance services, labor, reasonable managerial expenses, insurance, air conditioning, heating, electricity, water, sewage, payroll expenses, materials and supplies, services, charges and all other direct operating costs of operating and maintaining the Building. Direct operating costs shall not include expenditures for capital improvements, interest expenses or depreciation, nor additional charges imposed under Paragraphs six (6) and seven (7) hereof. Such additional charges shall be computed separately for each TENANT. All expenditures scheduled less often than annually shall be pro rated over the period to which such expenditures are applicable.

         4.3. TAXES: Taxes for the Base Year shall be computed for this purpose by multiplying the general real estate rate by the assessed value of the land and the completed building for the Base Year.

Taxes for subsequent Base Years shall be deemed to be the taxes payable in the respective calendar year even though the levy or assessment thereof may be for a different year. Said taxes shall include general real estate taxes, special assessments, and any other taxes that may be imposed partially or entirely in lieu of general real estate taxes. Changes in taxes may be due to changes in the tax rates and/or changes in the assessment of the land and/or Building.

         4.4 CALCULATING ADDITIONAL RENT: For each calendar year after the Base Year the direct operating costs for the Building during that calendar year shall be determined. This determination shall be made as soon as appropriate accounting information for the calendar year is available. This amount shall then be compared to the direct operating costs of the Building during the TENANT'S Base year. The "additional rent" payable by the TENANT shall be his pro rata share (See Schedule 4.1) of the increase in direct operating costs when said costs as compared to the direct costs of the Base Year.

         4.5. STATEMENTS: A statement, in reasonable detail, containing the above described calculations of "additional rent" shall be rendered to the TENANT for each calendar year after the Base Year. The statement will be issued subsequent to the termination of the calendar year and as soon as practicable after appropriate accounting information for the calendar year is available as set forth in Paragraph 4.6. The TENANT shall have thirty (30) days from the receipt of said statement to make any "additional rent" payments due and owing thereunder.

         4.6. METHOD OF ACCOUNTING - BASE YEAR OPERATING COSTS: LANDLORD agrees to keep books and records reflecting direct operating costs of the Building in accordance with the standard method of accounting consistently applied. Within thirty (30) days after receipt of this statement the TENANT shall have the right upon reasonable notice and at such reasonable business hours to inspect and review the books and records of the LANDLORD that verify such statement. This statement shall be conclusive between all parties as to the operating costs of the Building for each calendar year. Once the operating costs for the Base Year have been determined, the parties hereto agree to acknowledge the same in writing.

         4.7. FINAL CALENDAR YEAR OF LEASE: Additional Rent" for the final months of this Lease is due and payable even though it may not be calculated until subsequent to the termination date of the Lease. In calculating "additional rent" for the final months of the Lease, the direct operating costs for the calendar year during which the Lease terminated shall be pro rated according to that portion of said calendar year that this Lease was actually in effect.

         5. SERVICES TO BE FURNISHED: LANDLORD will furnish the following services to TENANT: (1) twenty four (24) hour elevator service; (2) electric current for normal and customary usage as is provided to the existing tenant; water in such amounts as in LANDLORD'S reasonable judgment is necessary for lavatory and like purposes; heat and/or air conditioning service to the demised premises from 8:30 A.M. until 5:00 P.M., Monday through Friday, at such temperatures and in such amounts as are reasonably considered by LANDLORD to be standard, but LANDLORD shall not be required to furnish heat and/or air conditioning on Saturdays, Sundays and legal holidays; provided, however, upon the timely request by TENANT, LANDLORD shall furnished heat and/or air conditioning service to the demised premises during hours other than the foregoing at an hourly rate to be negotiated in advance, and such rate for additional service shall be billed to TENANT monthly; and (5) cleaning and janitorial service to the demised premises for all public and special service areas, except on Saturdays, Sundays, and legal holidays, in the manner and to the extent reasonably deemed by LANDLORD to be standard.

         6. INCREASE IN SERVICE: If TENANT shall require electrical current or shall install electrical equipment, including but not limited to electrical heating, refrigeration equipment, electronic data processing machines, computers, punch card machines, or machines or equipment using current in excess of 110 volts, or which will in any way increase the amount of electricity and/or water usually furnished for general or normal use of the demised premises, then TENANT shall obtain prior written approval from the LANDLORD, who may condition such consent upon the payment by the TENANT of additional rent as compensation for excess consumption of water and/or electricity occasioned by the operation of said equipment or machinery, including any installation costs thereof. LANDLORD shall not be liable for any delay or failure to supply such services due to unusual conditions beyond its control, and LANDLORD shall not be liable for damages nor shall TENANT ever be entitled to any abatement of rent for failure to supply the same. LANDLORD hereby acknowledges that the current tenant's present use of the demised premises does not increase the amount of electricity and/or water furnished for general or normal office use of the demised premises. TENANT shall be solely responsible for payment of the cost of electricity used to operate TENANT'S equipment.

         7. INCREASE IN INSURANCE: TENANT shall not do or permit anything to be done upon or bring or keep or permit anything to be brought or kept into or on the premises which shall increase the rate of insurance on the Building of which the premises form a part or on the property located therein. If by reason of the failure of TENANT to comply with the terms of this Lease, or by reason of TENANT'S occupancy (even though permitted or contemplated by this Lease), the insurance rate shall at any time be higher than it would otherwise be, TENANT shall reimburse LANDLORD for that part of all insurance premiums charged because of such violation or occupancy by TENANT. LANDLORD hereby acknowledges that the current tenant's present use of the demised premises does not cause an increase the rate of insurance on the Building of which the premises form a part or on the property located therein.

     8. NO LIABILITY: It is covenanted and agreed by and between the parties hereto that the LANDLORD shall not in any event, whether caused by LANDLORD'S negligence or otherwise, except for LANDLORD'S gross negligence or intentional conduct, be liable for any failure of water supply, electric current, heating or air conditioning, elevator service, or any other service, nor be liable for any loss, damage or injury to the TENANT. TENANT'S agents, servants, employees or visitors, or the TENANT'S property, for any damage or injury caused by or from the bursting or leaking of boilers of water, sewer, steam or gas pipes or gas pipes or from electricity, water, rain or dampness, which may leak or flow from any part of the Building, or by fire or theft or by other tenants or persons in the Building, or resulting from the operation of elevators, heating or air conditioning or light apparatus, or from falling plaster or tiles, or from electric wires equipment or fixtures, or from gas odors or plumbing fixtures, or from the elements, or from any cause whatsoever, except in the case of the willful neglect of the LANDLORD. All goods and property or personal effects stored or placed by the TENANT in or about the Building shall be at the sole risk of the TENANT.

     9. LIENS: The TENANT herein shall not have any authority to create any liens for labor or material on the LANDLORD'S interest in the above described property, and all persons contracting with the TENANT for the destruction or removal of any building or for the erection, installation, alteration, or repair of any building or other improvements on the above described premises, and all materialmen, contractors, mechanics, and laborers, are hereby charged with notice that they must look to the TENANT and to the TENANT'S interests only in the above described property to secure the payment of any bill for work done or material furnished during the rental period created by this Lease. LANDLORD shall not be liable nor shall the leased premises be subject to any mechanics, materialmen or other type liens and TENANT shall keep the premises and property in which the leased premises are situated free from any such liens and shall indemnify LANDLORD against and satisfy any such liens which may be obtained because of acts of TENANT notwithstanding the foregoing provision. TENANT further agrees that TENANT will pay all liens of contractors, mechanics, laborers, materialmen, and other items of like character, and will indemnify LANDLORD against all legal costs and charges, bond premium for release of liens and including counsel fees reasonably incurred in and about the defense of any suit in discharging the said premises or any part thereof from any liens, judgments, or encumbrance caused or suffered by TENANT. It is understood and agreed between the parties hereto that the cost and charges above referred to shall be considered as rent due and shall be included in any lien for rent.

     10. ALTERATIONS AND IMPROVEMENTS, ETC.: TENANT shall not make any alterations, additions, or improvements to the premises without the prior written consent from the LANDLORD which consent shall not be unreasonably withheld. In making any alterations, decorations, additions, installments, or improvements to or in the premises, TENANT shall employ only such labor as will not cause strikes or labor trouble with other employees in the Building employed by LANDLORD or LANDLORD'S contractors; and all such work done by TENANT shall be performed and installed in such a manner that the same shall comply with all provisions of law, ordinances, and all rules and regulations of any and all agencies and authorities having jurisdiction over the premises, and at such time and in such manner as not to interfere with the progress of any work being performed by or on account of LANDLORD. Notwithstanding the foregoing, it is understood that all alterations, additions, improvements, decorations or installations, including, but not limited to, all presently existing or hereinafter installed telephone communications equipment, generators and fuel tanks, partitions, railings, air conditioning ducts or equipment, movable equipment, furniture and fixtures contained within the demised premises shall be removed by TENANT at the termination of the term of this Lease.

     11. INSPECTION, EXAMINATION AND ENTRY: LANDLORD and LANDLORD'S agents shall have the right to enter the premises at all reasonable hours to examine the same, and workmen may enter at any reasonable time when authorized by LANDLORD and LANDLORD'S agents to make such repairs, alterations or improvements in the Building as LANDLORD may deem necessary or desirable. If during the last month of the term, TENANT shall have removed all or substantially all of TENANT'S property, LANDLORD may immediately enter the premises and prepare them for any future TENANT. Furthermore the LANDLORD may allow such future TENANT to occupy the premises. These acts shall have no effect upon TENANT'S obligation under this Lease and TENANT shall be entitled to no abatement or diminution of rent as a result thereof, except that in the event such future TENANT makes any payment for the period up until the expiration of this Lease, TENANT shall be entitled to a credit to the extent of such payment. If TENANT shall not be personally present to open and permit entry into the premises, when entry thereinto shall be permissible or necessary hereunder, LANDLORD may enter same at all reasonable times. LANDLORD shall have the right, after reasonable prior notice to TENANT, to enter the leased premises at all reasonable hours for the purpose of displaying said premises to prospective tenants within ninety (90) days prior to the termination of this Lease. LANDLORD shall give TENANT reasonable prior notice of LANDLORD'S intention to enter the leased premises except in the case of an emergency.

     12. INDEMNIFICATION: The LANDLORD shall not be liable for any damage or injury to any person or property whether it be the person or property of the TENANT, the TENANT'S employees, agents, guests, invitees or otherwise by reason of TENANT'S occupancy and use of the leased premises or because of fire, flood, windstorm, Acts of God, or for any other reason. TENANT shall indemnify and save LANDLORD harmless, and does agree to indemnify and save LANDLORD harmless, of and from all fines, claims, demands and causes of action of every nature whatsoever arising or growing out of or in any manner connected with the occupation or use of the premises and Building, and every part thereof, by TENANT and the employees, agents, servants, guests and invitees of TENANT including without limiting the generality of the foregoing, any claims, demands and causes of action for personal injury and/or property damage, and said indemnification shall extend to any fines, claims, demands and causes of action of every nature whatsoever which may be made upon, sustained, or incurred by LANDLORD by reason of any breach, violation or non-performance of any term, covenant or condition hereof on the part of TENANT, or by reason of any act or omission on the part of TENANT and the employees, agents, servants, guests, and invitees of TENANT. TENANT agrees that this indemnification shall further extend to all costs incurred by LANDLORD including reasonable attorney's fees.

     13. ASSIGNMENT AND SUBLEASE: The TENANT covenants and agrees not to encumber or assign this Lease or to sublet all or any part of the leased premises without the prior written consent of the LANDLORD. The LANDLORD covenants and agrees that consent shall not be unreasonably withheld, provided that:

     A) The LANDLORD shall have the option to refuse to consent to any sublease or assignment by canceling this Lease and mutually releasing the TENANT from this Lease.

     B) At the option of the LANDLORD there shall be deposited with LANDLORD such additional sums as LANDLORD deems reasonably necessary to secure the faithful performance of the terms and conditions of this Lease.

     C) The LANDLORD may, at LANDLORD'S option, require that any sublease or assignment include therein such terms, conditions or covenants as LANDLORD deems reasonably necessary to safeguard LANDLORD'S interests.

     D) In no event shall TENANT be entitled to sublease the leased premises for a rental amount which exceeds the amount of rental which the TENANT is obligated to pay to LANDLORD at the time the sublease is proposed.

     TENANT agrees to give notice to LANDLORD, within ten (10) days, of the transfer by TENANT of any controlling stock or interest in its business; LANDLORD shall have the option to deem any such transfer to be an assignment by TENANT of this Lease, and subject to LANDLORD'S written consent and all other rights retained by LANDLORD in respect of an assignment of the leased premises.

     LANDLORD acknowledges that TENANT may permit the use of TENANT'S equipment and improvements by other telephone service providers and that such use shall not constitute an assignment or sublease of the demised premises by TENANT.

     14. DEFAULT: In the event TENANT shall default in the payment of rent or any other sums payable by TENANT herein and such default shall continue for a period of three (3) days, or if the TENANT shall abandon the premises and remove or attempt to remove therefrom the major portion of its furniture or fixtures, or if the TENANT shall default in the performance of any other covenants or agreements of this Lease and such default shall continue for thirty (30) days or for fifteen (15) days after written notice thereof, or if TENANT should become bankrupt or insolvent or any debtor proceedings be taken by or against the TENANT, then and in addition to any and all other legal remedies and rights, the LANDLORD may declare the entire balance of the rent for the remainder of the term to be due and payable and may collect the same by distress or otherwise and LANDLORD shall have a lien on the personal property of the TENANT which is located in the leased premises and in order to protect its security interest in the said property LANDLORD may, without first obtaining a distress warrant, lock up the leased premises in order to protect said interest in the secured property, or the LANDLORD may terminate this Lease and retake possession of the leased premises, or enter the leased premises and relet the same without termination, in which latter event the TENANT covenants and agrees to pay any deficiency after TENANT is credited with the rent thereby obtained less all repairs and expenses (including the expenses of obtaining possession), or the LANDLORD may resort to any two or more of such remedies or rights, and adoption of one or more such remedies or rights shall not necessarily prevent the enforcement of others concurrently or thereafter. Any monies received from the TENANT at any point during the period of the Lease will be applied at LANDLORD'S discretion towards TENANT'S earliest obligation.

     TENANT also covenants and agrees to pay reasonable attorney's fees and costs and expenses of the LANDLORD, including court costs, if the LANDLORD employs an attorney to collect rent or enforce other rights of the LANDLORD herein in event of any breach as aforesaid and the same shall be payable regardless of whether collection or enforcement is effected by suit or otherwise.

     15. DAMAGE BY FIRE OR OTHER CASUALTY: If, through no fault or negligence of TENANT, its visitors, agents, or servants, the premises shall be partially damaged by fire or other casualty, the damage shall be repaired by LANDLORD, and the rent until such repairs are made, shall be apportioned according to the portion of the premises which are still usable. If the damage shall be so extensive as to render the premises wholly untenantable, the rent shall cease until such time as the premises shall become tenantable. However, if the damage is so extensive that the premises cannot be made tenantable within three (3) months from the date rehabilitation is started, either party shall have the right to terminate this Lease upon ten (10) days written notice to the other. In case the Building generally throughout (though the demised premises may not be affected) is so injured or destroyed by fire or other casualty that LANDLORD shall decide not to re-build or reconstruct the Building, the term of this Lease shall cease upon ten (10) days' written notice sent by LANDLORD and the rent shall be paid up to the time of such destruction and the Lease shall thereafter be of no further effect. In the event that any question shall arise between LANDLORD and TENANT as to whether or not repairs shall have been made with reasonable dispatch, due allowance shall be made for any delays which may arise in connection with the adjustment of the fire insurance loss and for any delays arising out of what are commonly known as "labor troubles" or "material troubles" or from any other cause beyond LANDLORD'S control. In any event LANDLORD shall not be liable to TENANT by reason of fire or other damage to the Building or the demised premises. LANDLORD shall not be liable to carry fire, casualty or extended damage insurance on the person or property of the TENANT or any person or property which may now or hereinafter be placed in the leased premises.

     16. CONDEMNATION: If during the term of this Lease, the whole of the leased premises or Building, or such portion(s) thereof as will render the leased premises unusable for the purpose leased, be condemned or otherwise leased or taken under the right of eminent domain by any competent authority for public or quasi-public use or purpose or is taken by private purchase in lieu of condemnation, then in such event, this Lease shall, at the option of the LANDLORD, cease and come to an end as of the date of the vesting of title in such public authority or by private purchase, or when possession is given to such public authority, whichever event last occurs. Upon such occurrence the rent shall be proportioned as of such date and any prepaid rent shall be returned to the TENANT. The LANDLORD shall be entitled to the entire award or purchase price for the building and improvements owned by LANDLORD and the TENANT shall have no right or claim, to any part thereof. TENANT shall be entitled to claim an award for the value of TENANT'S property located upon the demised premises. LANDLORD shall have no interest in those sums specifically awarded to TENANT for TENANT'S interest in the leased premises which may be recoverable by TENANT in the condemnation proceeding. The interest of LANDLORD and TENANT shall be dealt with separately and according to law and TENANT shall be a party in any condemnation proceeding and/or action at law in connection with or relating to any condemnation proceeding; the foregoing being for the purpose of establishing TENANT'S interest and compensation therefor in the event that condemnation does occur.

                      17. SUBORDINATION: This lease shall be subject to and
              subordinate at all time to any mortgage or ground or underlying lease now or hereafter placed upon or affecting the land or Building or demised premises. To that effect TENANT agrees to execute any and all instruments necessary to effect said subordination. The liability of the LANDLORD or his assigns under this Lease shall exist only so long as such person is the owner of the subject real estate, and such liability shall not continue or survive after transfer of ownership. LANDLORD shall assist TENANT, and use its best efforts, in obtaining Non-Disturbance Agreements from the existing first and second mortgagees but, in no event shall the failure of TENANT to obtain such Non-Disturbance Agreements affect the validity of this Lease.

                      A) TENANT agrees, in the event of any act or omission by
              LANDLORD which would give TENANT the right to terminate this Lease or to claim a partial or total eviction, not to exercise any such right (i) until he has notified in writing the holder of any mortgage which at the time shall be a lien on the demised premises or the underlying LANDLORD, if any, of such act or omission, (ii) until a reasonable period, not exceeding thirty (30) days, shall have elapsed following the giving of such notice, and (iii) unless such holder or underlying LANDLORD with reasonable diligence, shall not have so commenced and continued to remedy such act or omission or to cause the same to be remedied. During the period between the giving of such notice and the remedying of such act or omission, the rental herein recited shall be abated and apportioned to the extent that any part of the demised premises shall be untenable.

                      B) If such mortgage be foreclosed or such underlying Lease be terminated, then, upon request of the mortgagee or underlying LANDLORD, TENANT will attorn to the purchaser at any foreclosure sale thereunder or the underlying LANDLORD and will execute such instruments as may be necessary or appropriate to evidence such attornment.

                      18. EXAMINATION OF PREMISES AND NO ORAL REPRESENTATIONS:
              At the time of taking possession of the premises the TENANT shall be afforded the opportunity to examine said premises and submit to the LANDLORD a written list of any discrepancies it may know. If said list is not provided to the LANDLORD within twenty-four (24) hours of taking possession of the premises, said premises shall be deemed to be in good condition at the time of said examination. No representations, except those contained herein, have been made on the part of LANDLORD with respect to the order, repair or condition of the premises or the Building. TENANT will make no claim on account of any representations whatsoever, whether made by any renting agent, broker, officer or other representative of LANDLORD or which may be contained in any circular, prospectus or advertisement with respect to the order, repair or condition of the premises or the Building unless the same is specifically set forth in this Lease.

                      19. SECURITY: TENANT has deposited with LANDLORD the sum
              of EIGHT THOUSAND EIGHT HUNDRED EIGHTY FOUR AND 88/100 ($8,884.88) DOLLARS, as security for the faithful performance and observance by TENANT of the terms, provisions and conditions of this Lease; it is agreed that, in the event TENANT defaults in respect to any of the terms, provisions, and conditions of this Lease, including, but not limited to the payment of rent and additional rent, LANDLORD may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which TENANT is in default or for amy sum which LANDLORD may expend or may be required to expend by reason of TENANT'S default in respect to any of the terms, covenants and conditions of this Lease, including, but not limited to any damages or deficiency in the re-letting of the premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by LANDLORD. In the event that TENANT shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease the security shall be returned to TENANT after the date fixed as the end of the Lease and after delivery of entire possession of the premises to LANDLORD. In the event of a sale of the land and Building, of which the premises form a part, LANDLORD shall have the right to transfer the security to the vendee, and LANDLORD shall thereupon be released by TENANT from all liability for the return of such security and TENANT agrees to look to the new LANDLORD solely for the return of said security. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new LANDLORD. TENANT further covenants that it will not assign or encumber the monies deposited herein as security and that neither LANDLORD nor its assigns shall be bound by any such assignment or encumbrance. LANDLORD shall not be required to keep the security in a segregated account and the security may be commingled with other funds of LANDLORD, and in no event shall TENANT be entitled to any interest on the security.

                      20. NOTICE: In every instance where it shall be necessary
              or desirable for the LANDLORD to serve any notice or demand upon the TENANT, it shall be sufficient (a) to deliver or cause to be delivered to the TENANT, during regular business hours, at the demised premises a written or printed copy thereof, in which event the notice or demand shall be deemed to have been served at the time the copy is so delivered, or (b) to send a written or printed copy thereof by United States registered or certified mail, return receipt requested, addressed to the TENANT at the demised premises, in which event the notice or demand shall be deemed to have been served three (3) business days from the date of deposit in the United States mails, postage prepaid, or (c) to leave a written or printed copy thereof, in or upon the demised premises or to affix the same upon any door leading into the demised premises, in which event the notice or demand shall be deemed to have been served at the time the copy is so left or affixed. All notices or demands shall be signed by or on behalf of the LANDLORD.

                      Any notice by TENANT to LANDLORD shall be deemed duly
              given is sent by United States registered or certified mail, return receipt requested, postage prepaid, to LANDLORD at 28 West Flagler Street, Suite 301, Miami, Florida 33130 or at such address as may hereafter be designated by LANDLORD, and also to the agent of LANDLORD charged with the renting and management of the Building.

                      21. USE OF PREMISES: TENANT shall use and occupy the
              premises only for operation of telephone communication services or other lawful general office purposes and for no other purpose. In the event the TENANT uses premises for purposes not expressly permitted herein, the LANDLORD may terminate the Lease or, without notice to TENANT, restrain said improper use by injunction.

                      22. CERTIFICATE BY TENANT: TENANT shall deliver to
              LANDLORD or to its mortgagee, auditors, or prospective purchaser, or the owner of the fee, when requested by LANDLORD, a certificate to the effect that this Lease is in full force and effect and that LANDLORD is not in default therein, or stating specifically any exceptions thereto. Failure to give such a certificate within two
              (2) weeks after written request shall be conclusive evidence that the TENANT is in full force and effect and LANDLORD is not in default and TENANT shall be estopped from asserting any defaults known to him at that time.

                      23. POSSESSION: If, for any reason, LANDLORD is unable to
              give possession of the demised premises on the date of the commencement of this Lease, this Lease shall not be affected thereby nor shall TENANT have any claim against LANDLORD by reason thereof. All claims for damages arising out of such delay other than a proportionate abatement of rent are waived and released by TENANT. Nothing herein contained shall operate to extend the term of the Lease beyond the agreed expiration date and TENANT'S only remedy and LANDLORD'S only liability shall be the abatement of rent herein referred to. If LANDLORD is unable to give possession of the demised premises to TENANT within ninety (90) days next after the commencement of the term of this lease, then TENANT shall have the right to cancel this Lease upon written notice thereof delivered to LANDLORD within ten (10) days after the lapse of said ninety (90) day period, and upon such cancellation, LANDLORD and TENANT shall each be released and discharged from all liability in connection with this Lease. This lease is contingent upon the existing tenant vacating the subject property and surrendering possession of the demised premises to LANDLORD at which time the LANDLORD shall immediately tender possession and occupancy of the demised premises to TENANT.

                      24. HOLDING OVER: In the event the TENANT shall withhold
              from the LANDLORD the possession of the premiums demised herein after the termination of this Lease and the term hereby demised, whether by expiration of said term or by the election or act of either party hereto, the damages for which the TENANT shall be liable to the LANDLORD for such detention shall be and hereby are liquidated at a sum equal to double the amount of rent stipulated herein for a period equal to the period of such detention. In the event the TENANT shall remain in possession of said premises after the expiration and termination of this Lease for any cause whatsoever, the TENANT shall then be considered a tenant at will and by sufferance, and no such holding over or retention of possession or occupancy shall operate as an extension or renewal of this Lease in any manner whatsoever.

                      25. TENANT TO TAKE GOOD CARE OF PREMISES: TENANT shall
              keep the premises in a clean, safe and sanitary condition and shall permit no waste or injury to occur to the premises and fixtures therein, or to any additions, alterations, and improvements thereto. All damage caused by TENANT'S negligence, or that of its agents, servants, employees or visitors, shall be repaired promptly by TENANT at his sole cost and expense. In the event that the TENANT fails to comply with the foregoing provisions the LANDLORD shall have the option to enter the premises and make all necessary repairs at TENANT'S cost and expense, the same to be added to and be payable with the next monthly installment of rent.

                      26. COMPLIANCE WITH ORDINANCES AND DIRECTIVES OF
              AUTHORITIES: TENANT shall at its own cost and expense comply with all present or future rules, regulations, directives, laws, ordinances and orders of all public authorities, and Fire Underwriters, which are or may become applicable to TENANT'S leased premises, which are required as a result of TENANT'S use of the leased premises, except as said rules pertain to any structural work or outside repairs or common areas. TENANT waives any claim against LANDLORD for any expenses or damages resulting from compliance with any of the said rules, regulations, directives, laws, ordinances or orders which are or may become applicable to the leased premises and space, except as said rules pertain to any structural work or outside repairs.

                      27. NO ABATEMENT: No diminution or abatement of rent, or
              other compensation, shall be allowed for inconvenience or injury arising from the making of repairs, alterations, or improvements to the Building nor for any space taken to comply with any law, ordinance, or order of governmental authority, nor for the LANDLORD'S failure, delay, or interruption in supplying any service, or in performing any obligation on LANDLORD'S part to be performed if the same be occasioned or caused, in whole or in part, by accident, alterations, or repairs, desirable or necessary to be made, or by LANDLORD'S inability or difficulty in obtaining labor, material or supplies or by reason of any cause beyond LANDLORD'S control. No such interruption, curtailment or change of any such "service" shall be deemed a constructive or actual eviction. LANDLORD shall not be required to furnish any of such "services" during any period wherein TENANT shall be in default in the payment of rent or additional rent. LANDLORD shall be required to make reasonable efforts, when undertaking such repairs, so as to permit TENANT'S continuous use and occupancy of the demised premises.

                      28. NO WAIVER OF PERFORMANCE: No waiver by LANDLORD of any provision hereof shall be deemed to have been made unless such waiver be in writing signed by LANDLORD. The failure of LANDLORD to insist upon the strict performance of any of the covenants or conditions of this Lease, or to exercise any option herein conferred, shall not be construed as waiving or relinquishing for the future any such covenants, conditions or option but the same shall continue and remain in full force and effect. No act of LANDLORD or its agent during the term hereof shall be deemed an acceptance of a surrender of the said premises unless made in writing and personally subscribed by LANDLORD, neither shall the delivery of the keys to the premises by TENANT to LANDLORD or its agent be deemed a surrender and acceptance thereof. No payment by TENANT of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent.

                      29. TIME OF THE ESSENCE: Every term of this agreement
              shall be deemed and construed to be of the essence thereof, and any breach shall be deemed and construed to be of the very substance of this agreement, and the lessee hereby consents to the issuance of an injunction by any court of competent jurisdiction restraining any threatened breach or any continuing breach of any covenants imposed upon the TENANT herein and hereby. Said right of injunction shall be cumulative to the other remedies mentioned herein.

                      30. SURRENDER AT EXPIRATION OF TERM: TENANT agrees at the
              expiration of the term to quit and surrender the premises hereby demised and everything belonging to or connected therewith in as good a state and condition as reasonable wear and use thereof will permit, and to remove all signs, advertisements and rubbish from the said premises; and TENANT hereby expressly authorizes LANDLORD, as the agent of TENANT, to remove such rubbish and make repairs as may be necessary to restore the premises to such condition at the expense of TENANT. TENANT shall, upon the expiration or termination of this Lease, reasonably restore the learned premises to the condition as exists as of the date of execution of this lease by LANDLORD and TENANT.

                      31. ADDITIONAL RENT: If LANDLORD shall make any
              expenditure, for which TENANT is liable under this Lease, or if TENANT shall fail to make any payment due from him under this Lease, the amount thereof shall at LANDLORD'S option be deemed "additional rent" and shall be due with the next succeeding installment of rent. For the non payment of any "additional rent" LANDLORD shall have the same remedies and rights and LANDLORD has for the nonpayment of the base rent.

                      32. QUIET POSSESSION AND OTHER COVENANTS: LANDLORD
              covenants
              that if and so long as TENANT pay the rent and additional rent reserved by this Lease and performs and observes all of the covenants, conditions, and rules and regulations hereof. TENANT shall quietly enjoy the demised premises subject, however, to all of the terms of this Lease. TENANT expressly agrees for itself, and its successors and assigns that the covenant of quiet enjoyment (express or implied) and all other covenants in this Lease on the part of the LANDLORD to be performed shall be binding upon LANDLORD only so long as LANDLORD remains the owner of the Building of which the demised premises form a part.

                      33. RULES AND REGULATIONS: TENANT agrees to observe and
              comply with and TENANT agrees that its agents and all persons visiting in the demised premises will observe and comply with the reasonable rules and regulations as LANDLORD may from time to time deem needful and prescribe for the reputation, safety, care and cleanliness of the Building and the preservation of good order therein and the comfort, quiet and convenience of other occupants of the Building which reasonable rules and regulations shall be deemed terms and conditions of this Lease. LANDLORD shall not be liable to TENANT for the violation of any said rules and regulations by any other TENANT or person. LANDLORD shall not enact any rules or regulations which shall limit TENANT'S ability to use, occupy and conduct business within the demised premises.

                      34. EMERGENCY GENERATOR: TENANT specifically assumes
              liability for the maintenance of generator and tank located upon the terrace of the Penthouse Floor and agrees to indemnify and hold LANDLORD harmless form any damage to or incurred by any person as a result of the operation of the generator and tank.

                      35. PARKING: There is no parking provided under this
              Lease.

                      36. LANDLORD'S WORK: LANDLORD shall paint the demised
              premises using two (2) coats of building standard satin finish paint. LANDLORD shall also re-carpet all areas of the demised premises where carpeting presently exists, using building standard carpeting, and shall make ordinary repairs. TENANT shall choose the color of the paint and carpeting. LANDLORD shall also "power clean" the floors located in the switch room and all floor tile located within the demised premises.

                      37. "AS IS" CONDITION: The subject property is being
              leased by TENANT in its existing "as is" condition.

                      39. ENVIRONMENTAL REQUIREMENTS: TENANT shall, if at any
              time TENANT or LANDLORD believes or has any suspicion that there are materials or wastes located on or under the property which, under any Environmental Requirement require special handling in collection, storage treatment, or disposal, take or cause to be taken within thirty (30) days after written notice thereof, at its sole expense, such investigations or tests or otherwise, and if they exist, then to comply with all Environmental Requirements. If TENANT fails to take such actions, LANDLORD may make advances or payments towards performance or satisfaction of the same, but shall be under no obligation so do to; and all sums so advanced or paid, including all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation, reasonable attorneys' fees, including paralegal assistants, fines or other penalty payments, and any losses, claims, expenses, damages and liabilities suffered or incurred by LANDLORD, directly or indirectly, because of TENANT'S failure to take such actions (including but not limited to tests, inspections, clean-up or removal, etc.), shall be at once repayable to LANDLORD.

                      Failure of TENANT to comply with this Section and all
              Environmental Requirements shall constitute and be a default under these Lease Agreement and LANDLORD shall be entitled to all remedies hereunder arising out of TENANT'S breach of this Lease Agreement.

                      TENANT shall give LANDLORD prompt notice of any notice it
              receives concerning Waste or material problem(s) under any Environmental Requirement, or of any administrative review, claim, demand, action or suit, threatened or instituted against LANDLORD or TENANT or anyone having any relationship to the property, by reason of or in connection with any Waste or material problem under any Environmental Requirements.

                      TENANT shall remain totally liable for all damages and
              losses to LANDLORD under this Section as to any and all hazardous and/or toxic waste materials, products and violations caused by or in behalf of TENANT, TENANT'S agents, guests, invitees and employees and TENANT shall be responsible for all costs and expenses to correct any environmental violations or remove any hazardous waste or hazardous materials. TENANT shall not be liable for any costs and expenses to correct any environmental violations or remove any hazardous waste or hazardous materials which are in existence prior to TENANT'S occupancy of the demised premises.

                      LANDLORD, to the best of LANDLORD'S knowledge, is not
              aware of any environmental violations, hazardous waste, hazardous materials or radon gas affecting the real property and/or improvements containing the demised premises.

                      39. RADON GAS NOTIFICATION: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from you county public health unit.

      40. MISCELLANEOUS:

          (a) It is understood that any dimensions or sizes on either working or renting plans are merely approximations and whether such plans are attached or are made part of this Lease or not, LANDLORD shall not be liable, because exigencies arising during construction, alteration or preparation for TENANT'S occupancy result in changes not indicated on such plans.

          (b) Whenever the word "its" is used it shall refer likewise to "his", or "her" or "their", whenever the word "his" is used it shall refer likewise "her", "its" or "their", and whenever the word "Landlord" or "Tenant" is used it shall refer likewise to "LANDLORD" and "TENANT", respectively. The plural shall be substituted for the singular number in any place or places herein where the context may require such substitution or substitutions.

          (c) If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and such term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

          (d) This Lease shall not be altered, changed, or amended, except by an instrument in writing signed by both parties hereto. LANDLORD may at any time change the name or number of the Building, remodel or alter the same, or the location of any entrance thereto, or any other portion thereof not occupied by TENANT, and the same shall not constitute a constructive or actual, total or partial eviction.

          (e) In the event this Lease or any instrument referring to this Lease is recorded without the consent of lessor, then LANDLORD shall have the right to void this Lease or bring an action to expunge this Lease from the Public Records and shall be entitled to damages, costs and attorney's fees.

          (f) LANDLORD shall not be held responsible for acts of God or anything else beyond its control and in no event shall LANDLORD be liable to TENANT for a sum greater than the balance of the unpaid rent.

      41. DIRECTORY LISTING: LANDLORD shall provide TENANT with five (5) listings in the directory located in the building lobby.

      42. COMPENSATION OF BROKER: LANDLORD and TENANT acknowledge that TENANT shall be solely responsible for payment of any and all compensation to HARPER-LAWRENCE INC., hereinafter referred to as "BROKER", whose business address is 600 Madison Avenue, New York,

New York 10022, for BROKER'S services. rendered in behalf of TENANT. LANDLORD shall have no obligation or responsibility for payment of BROKER'S services rendered referable to the lease of the demised premises between LANDLORD and TENANT.

      IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the dates as are set forth hereinbelow.

      Executed by TENANT this 5th day of February, 1998.


Signed, Sealed and Delivered                 TENANT:
in the Presence of:                          TOTALTEL FLORIDA, INC.,
                                             a New Jersey Corporation



/s/ [ILLEGIBLE]                              By:  /s/ THOMAS P. GUNNING
------------------------------                    ------------------------------
                                                      Authorized Agent
                                                      Thomas P. Gunning
/s/ [ILLEGIBLE]
------------------------------


      Executed by LANDLORD this 6th day of February, 1998.



Signed, Sealed and Delivered                 LANDLORD:
in the Presence of:                          MOSTA CORPORATION, a Florida
                                             Corporation



/s/ [ILLEGIBLE]                              By:  /s/ [ILLEGIBLE], Mgr.
------------------------------                    ------------------------------
                                                      Authorized Agent
                                                      [ILLEGIBLE], Mgr.

/s/ [ILLEGIBLE]
------------------------------

                                  EXHIBIT "B"


                              INTENTIONALLY OMITTED

                                   EXHIBIT "C"


                              OVERLESSOR'S CONSENT


         THE UNDERSIGNED, 28 PARTNERS LTD., a Florida limited partnership (the "Overlessor"), as successor-in-interest to Mosta Corporation, Inc., a Florida corporation, executes this Overlessor's Consent (this "Consent") to be effective simultaneous with the full execution of that certain Sublease Agreement (the "Agreement") which is attached hereto as Exhibit "A," between TOTALTEL FLORIDA, INC., a New Jersey corporation (the "Lessor"), and AXISTEL GLOBAL NETWORK SERVICES INC., a Delaware corporation (the "Lessee").

                              W I T N E S S E T H:

         WHEREAS, Overlessor, as lessor, and Lessor, as lessee, entered into that certain Lease Agreement dated February 6, 1998 (the "Prime Lease"), whereby Lessor leased from Overlessor certain premises consisting of approximately
4,959 square feet on the Penthouse floor of the building commonly known as the "Courthouse Plaza" located at 28 W. Flagler Street, Miami, Florida (the "Premises"); and

         WHEREAS, as a condition to entering into the Agreement and as required by the Prime Lease, Lessee has requested that Lessor cause Overlessor to execute this Overlessor's Consent and that Overlessor, upon Lessor's payment of valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has agreed to do so; and

         WHEREAS, Lessee is, simultaneously with its execution of the Agreement, providing to Overlessor a cashier's check in the amount of $53,309.28 (the "Security Deposit") to be used as set forth in the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Overlessor hereby consents to the Agreement and agrees to hold and use the Security Deposit as set forth in
Section 8 of the Agreement. Overlessor further confirms that the Prime Lease has not been amended, modified, extended or renewed, whether verbally or in writing. To the best of Overlessor's knowledge, no default on the part of Overlessor or Lessor exists as of the date hereof under the Prime Lease, and no circumstances or state of facts exist which would give Overlessor the right to declare Lessor in default under same. Overlessor further agrees that in the event of any default by Lessor under the terms of the Prime Lease, Overlessor hereby agrees to deliver to Lessor and Lessee written notice of such default.

         IN WITNESS WHEREOF, Overlessor has executed this Overlessor's Consent as of this 18th day of February, 2000.

                                         OVERLESSOR:

                                         28 PARTNERS LTD., a Florida limited
                                         partnership

                                         By:   Flagler 28, Inc., a Florida
/s/ [ILLEGIBLE]                                corporation, its general partner
----------------------------------
Print Name:  [ILLEGIBLE]

/s/ CYNTHIA K. MORALES
----------------------------------             By:  /s/ MICHAEL WERNER
Print Name:  Cynthia K. Morales                     ----------------------------
             ---------------------             Name: Michael Werner
                                               Title: Vice President

                                  EXHIBIT "D"
                                LEASED EQUIPMENT

GENERATOR:                           1-ONAN 250
                                     1-ONAN TRANSFER SWITCH

RECTIFIERS:                          6-ITT PEC3874 200 amp
                                     4-LORAIN RHM400 D50 400 amp

BATTERIES:                           48-EXIDE GU 21 2020 amp hours WET CELL

AIR CONDITIONERS:                    2-15 TON
                                     3-5 TON


HALON:                               3 Separate Units in three areas

                                  EXHIBIT "B"
                               LESSOR'S EQUIPMENT



Located in the Switch Room of the Premises

Two (2) 23" lockable cabinets containing two (2) racks

Transmission Room

Three (3) racks containing fiber provided by Bell, TCG and MFS